SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      June 8, 2001
                                                ________________________

                                 ALICO,INC.

(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________


Item 5.      Other Events.

             Incorporated by reference is a press release issued by the Registrant on June 8, 2001, attached as Exhibit 01, providing information concerning the Registrant's announcement of its Chairman and CEO taking a medical leave of absence.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued June 8, 2001.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





                                          /s/ W. BERNARD LESTER

June 12, 2001                         By_________________________________
__________________                        W. Bernard Lester, President
Date                                      (Signature)



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EXHIBIT INDEX



Exhibit
Number						Description

01					Press release issued June 8, 2001

                                  NEWS RELEASE
                                   ALICO, INC.


                                                      June 8, 2001

National Circuit

La Belle, Florida

The Company was notified today that its Chairman and CEO, Ben Hill Griffin, III, is taking a medical leave of absence. The Company supports his decision and wished him well. In the interim period, until his return, his duties will be apportioned among the existing management team and members of the Board.

Alico, Inc. (ALCO) is an agribusiness company, primarily engaged in the production of citrus, cattle, sugarcane, sod and forest products.

Contact:                 W. Bernard Lester
                         La Belle, Florida
                         863-675-2966